EXHIBIT 99.2

Sworn Statement and Seller’s Declaration of Juan Pablo Muñoz Flores dated July 24, 2026 (English translation)

Signed copy, with notarial ratification

SWORN STATEMENT AND SELLER'S DECLARATION

(Made under oath — bajo protesta de decir verdad — for ratification before a Notary Public)

TO: Mr. Shaun Helm, CPA, Partner
FRUCI & ASSOCIATES, PS
802 N. Washington, Spokane, WA 99201, United States of America

RE: Audit of the financial statements of **Biointra Corp.**, a Delaware corporation (the "Company"), as of and for the period ended December 31, 2025 — sale of four parcels of rural real property by the undersigned.

I, **JUAN PABLO MUÑOZ FLORES**, a Mexican national, of legal age, with domicile at Calle López Mateos No. 96, Colonia Centro, C.P. 46400, Tequila, Jalisco, United Mexican States, identifying myself with [official identification and number], appearing in my own right, hereby freely and voluntarily declare under oath and under protest to tell the truth, aware of the penalties applicable to those who declare falsely before a notary public, the following:

1. I make this declaration from my own personal and direct knowledge, at the request of the Company, for delivery to Fruci & Associates, PS, as independent auditors of the Company, and I authorize them to rely upon it in connection with their audit of the Company's financial statements as of and for the period ended December 31, 2025.

2. I was the sole and lawful owner, in quiet, public and peaceful possession, of the following **four (4) parcels of rural real property** located in the United Mexican States (the "Parcels"):

(a) "Barranca de San Miguel," Municipality of Amacueca, State of Jalisco, with a surface area of 16-01-21 hectares;

(b) Parcel 2 Z-1 P1/1, Parcel Certificate No. 000001038038, Ejido Mojarritas, Municipality of Santa María del Oro, State of Nayarit, with a surface area of 10-91-66.070 hectares;

(c) "Barranca de San Miguel," Municipality of Amacueca, State of Jalisco, with a surface area of 4-01-21 hectares; and

(d) "Las Lomas" (also "La Loma"), locality of Santa Ana, Municipality of Tequila, State of Jalisco, with a surface area of 17-99-96.69 hectares, identified under property tax account R003167 and deriving from Public Instrument No. 4,755, Notary Public No. 2 of Tequila, Jalisco.

3. Pursuant to a Purchase and Sale Agreement of Real Property dated September 15, 2025 and its related instruments, I sold and transferred the four (4) Parcels, and in exchange I received as consideration **one million five hundred thousand (1,500,000) Class A common shares of Biointra Corp.** (the "Shares"), issued in my name in book-entry form through the Company's transfer agent, VStock Transfer, LLC, Woodmere, New York.

4. The transfer of ownership of the Parcels was formalized by public deed as follows: Parcels (a), (b) and (c) by Public Deeds Nos. 1,757, 1,756 and 1,755, respectively, each dated December 28, 2025, granted before Notary Public No. 198 of Altamira, Tamaulipas; and Parcel (d), "Las Lomas," by Public Deed No. [•], dated [•], granted before Notary Public No. [•] of [•]. In each deed I appeared as seller and transferred ownership, together with legal and material possession, without reservation or limitation of any kind.

Juan Pablo Muñoz Flores

5. At the time of transfer, each Parcel was free of liens, encumbrances, attachments and disputes of any kind, and since the transfer I have not retained or claimed any right of ownership, possession or use over any of the Parcels.

6. I confirm that I have received the 1,500,000 Shares to my full satisfaction, that the Shares constitute the consideration for the sale of the four (4) Parcels, and that the transaction described herein has been fully performed and settled between the parties.

7. I ratify that every statement in this declaration is true, complete and correct, and I make it under oath, aware that it will be furnished to and relied upon by the Company's independent auditors.

EXECUTED in the city of Tequila, Jalisco, United Mexican States, on this [•] day of [•], 2026.

Juan pablo Muñoz flores

JUAN PABLO MUÑOZ FLORES

Declarant / Seller

---LICENCIADO JUAN ÁNGEL RIVERA ECHAZARRETA, NOTARIO PÚBLICO NÚMERO 198 CIENTO NOVENTA Y OCHO Y DEL PATRIMONIO INMOBILIARIO FEDERAL, EN EJERCICIO EN EL SEGUNDO DISTRITO JUDICIAL EN EL ESTADO DE TAMAULIPAS, QUE COMPRENDE LOS MUNICIPIOS DE TAMPICO, MADERO Y ALTAMIRA, CON DOMICILIO PROFESIONAL EN CALLE TAMAULIPAS 115 CIENTO QUINCE, ZONA CENTRO, CÓDIGO POSTAL 89600 OCHENTA Y NUEVE MIL SEISCIENTOS, EN ALTAMIRA, TAMAULIPAS, ESTADOS UNIDOS MEXICANOS: ----------------**C E R T I F I C O** ----- QUE ANTE MI PRESENCIA COMPARECE --------------**JUAN PABLO MUÑOZ FLORES** ------- QUIEN MANIFIESTA BAJO PROTESTA DE DECIR VERDAD SER DE NACIONALIDAD MEXICANA, MAYOR DE EDAD, ORIGINARIO DE TEQUILA, JALISCO, DONDE NACIÓ EL DÍA 11 ONCE DE NOVIEMBRE DE 1969 MIL NOVECIENTOS SESENTA Y NUEVE, DE OCUPACIÓN EMPRESARIO, CON DOMICILIO EN CALLE FRANCISCO I. MADERO NÚMERO 162 CIENTO SESENTA Y DOS, COLONIA CENTRO, CÓDIGO POSTAL 46400 CUARENTA Y SEIS MIL CUATROCIENTOS, EN TEQUILA, JALISCO, CON CLAVE ÚNICA DE REGISTRO DE POBLACIÓN "MUFJ691111HJCXLN05", CON REGISTRO FEDERAL DE CONTRIBUYENTES "MUFJ691111DS7"; QUIEN SE IDENTIFICA CON CREDENCIAL PARA VOTAR, CON CLAVE DE ELECTOR "MZFLJN69111114H700" EXPEDIDA A SU FAVOR POR EL INSTITUTO NACIONAL ELECTORAL, CUYOS RASGOS FÍSICOS CONCUERDAN CON LOS DEL COMPARECIENTE.-------------

COTEJADO

PROTESTA DE LEY: EL SUSCRITO NOTARIO, EN CUMPLIMIENTO A LO ORDENADO POR EL ARTÍCULO 97 NOVENTA Y SIETE DE LA LEY DEL NOTARIADO PARA EL ESTADO DE TAMAULIPAS, TOMÓ AL COMPARECIENTE LA PROTESTA DE DECIR VERDAD EN EL ACTO QUE INTERVIENE Y LE HAGO SABER QUE SI FALTARE A LA VERDAD EN ESTA PROTESTA SE LE APLICARÁN LAS SANCIONES QUE PREVIENE EL ARTÍCULO 256 DOSCIENTOS CINCUENTA Y SEIS, PARA QUIEN COMETE EL DELITO DE FALSEDAD DE INFORMES DADOS A UNA AUTORIDAD PREVISTO EN EL ARTÍCULO 255 DOSCIENTOS CINCUENTA Y CINCO, AMBOS DEL CÓDIGO PENAL DE TAMAULIPAS. UNA VEZ HECHA LA EXPLICACIÓN AL COMPARECIENTE, ME EXPRESA QUE PROTESTA CONDUCIRSE CON VERDAD, DECIR LA VERDAD Y SOLO LA VERDAD Y AGREGA SER LA MISMA PERSONA QUE DICE SER Y QUE NO ESTÁ SUJETA A INCAPACIDAD NATURAL O CIVIL PARA CELEBRAR ESTE ACTO E INTERVENIR EN LOS TÉRMINOS DEL PRESENTE INSTRUMENTO, Y ME CONFIRMA SER LA MISMA PERSONA QUE APARECE EN SU LICENCIA DE CONDUCIR PRESENTADA. ---

AVISO DE PRIVACIDAD: LA PROTECCIÓN DE SUS DATOS PERSONALES ES MUY IMPORTANTE PARA LA NOTARÍA, RAZÓN POR LA CUAL ESTA NOTARÍA LE ENTREGARÁ UN AVISO QUE SE ELABORA PARA DAR CUMPLIMIENTO A LA LEY FEDERAL DE PROTECCIÓN DE DATOS PERSONALES EN POSESIÓN DE LOS PARTICULARES Y TIENE COMO FIN INFORMARLE EL TIPO DE DATOS PERSONALES QUE RECABAMOS DE USTED, CÓMO LO TRATAMOS Y CON QUIÉN LO COMPARTIMOS. -----------------

CON ESE DOCUMENTO OFICIAL ME ASEGURÉ DE LA IDENTIDAD DEL COMPARECIENTE Y A MI JUICIO CUENTA CON CAPACIDAD JURÍDICA SUFICIENTE, SIN QUE NADA EN CONTRARIO ME CONSTE. **ANTE MI PRESENCIA FIRMA EL DOCUMENTO DENOMINADO SWORN STATEMENT AND SELLER´S DECLARATION QUE SE ENCUENTRA REDACTADO EN IDIOMA INGLÉS Y AGREGA QUE ES SUYA LA FIRMA CON QUE LO CALZA POR SER LA MISMA QUE USAN EN TODOS Y CADA UNO DE SUS NEGOCIOS**. - BAJO PROTESTA DE DECIR VERDAD LA COMPARECIENTE MANIFIESTA SER LA MISMA PERSONA QUE APARECE EN SU IDENTIFICACIÓN Y AGREGA QUE NO TIENE INCAPACIDAD NATURAL O CIVIL PARA CELEBRAR EL ACTO. TODO ESTO PARA UNA MAYOR EFICACIA JURÍDICA DE LA FIRMA DE DOCUMENTO ANTE NOTARIO QUE SOLICITÓ, EN LOS TÉRMINOS DEL ARTÍCULO 112, FRACCIÓN 1 UNO, DE LA LEY DEL NOTARIADO PARA EL ESTADO DE TAMAULIPAS Y EN FE DE VERDAD LA SELLO Y FIRMO BAJO EL NÚMERO 2026, DOS MIL VEINTISEIS, DEL VOLUMEN 1, DEL LIBRO DE CONTROL DE CERTIFICACIONES Y VERIFICACIONES QUE FORMA PARTE DEL PROTOCOLO DE ESTA NOTARÍA, SIENDO LAS 16:00 DIECISEIS HORAS DEL 22 VEINTIDOS DE JULIO DE 2026 DOS MIL VEINTISEIS. DOY FE. ---

LIC. JUAN ÁNGEL RIVERA ECHAZARRETA
NOTARIO PÚBLICO NÚMERO 198
Y DEL PATRIMONIO INMOBILIARIO FEDERAL